UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00041
---------------------------------------------

GENERAL AMERICAN INVESTORS COMPANY, INC.

--------------------------------------------------------------------------------
(Exact name of registrant as specified in charter)

100 Park Avenue, 35th Floor, New York, New York 10017
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(Address of principal executive offices) (Zip code)

Eugene S. Stark
General American Investors Company, Inc.
100 Park Avenue
35th Floor
New York, New York 10017
(Name and address of agent for service)

Copy to:
John E. Baumgardner, Jr., Esq.
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004

Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

GENERAL AMERICAN INVESTORS COMPANY, INC.

Established in 1927, the Company is a closed-end investment company listed on the

New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.

FINANCIAL SUMMARY (unaudited)
	2009	2008
Net assets applicable to Common Stock -
December 31	$864,323,372	$674,597,801
Net investment income	3,400,143	13,446,046
Net realized gain	15,219,812	16,414,799
Net increase (decrease) in unrealized appreciation	204,253,481	(523,757,542)
Distributions to Preferred Stockholders	(11,474,004)	(11,899,613)
Per Common Share-December 31
Net asset value	$27.50	$21.09
Market price	$23.46	$17.40
Discount from net asset value	-14.7%	-17.5%
Common Shares outstanding-Dec. 31	31,425,215	31,980,872
Common Stockholders of record-Dec. 31	3,689	3,806
Market price range* (high-low)	$24.21-$12.10	$34.76-$13.01
Market volume-shares	12,694,492	10,131,229
*Unadjusted for dividend payments.

DIVIDEND SUMMARY (per share) (unaudited)
		Ordinary		Long-Term	Return of
Record Date	Payment Date	Income		Capital Gain	Capital	Total
Common Stock
Nov. 13, 2009	Dec. 28, 2009	$.153697	(a)	$.186135	$.010168	$.350000
Total from 2009 earnings
(a) Includes short-term gains in the amount of $.050416 per share.
Nov. 14, 2008	Dec. 26, 2008	$.185594		$.254406		$.440000
Total from 2008 earnings
Preferred Stock
Mar. 6, 2009	Mar. 24, 2009	$.163303		$.197768	$.010804	$.371875
Jun. 8, 2009	Jun. 24, 2009	.163303		.197768	.010804	.371875
Sept. 8, 2009	Sept. 24, 2009	.163303		.197768	.010804	.371875
Dec. 7, 2009	Dec. 24, 2009	.163303		.197768	.010804	.371875
Total for 2009		$.653212	(b)	$.791072	$.043216	$1.487500
(b) Includes short-term gains in the amount of $.21426756 per share ($.05356689 per quarter).
Mar. 7, 2008	Mar. 24, 2008	$.108585		$.263290		$.371875
Jun. 6, 2008	Jun. 24, 2008	.108585		.263290		.371875
Sept. 8, 2008	Sept. 24, 2008	.108585		.263290		.371875
Dec. 8, 2008	Dec. 24, 2008	.108585		.263290		.371875
Total for 2008		$.434340		$1.053160		$1.487500

                                                                    General American Investors Company, Inc
                                                                     100 Park Avenue, New York, NY 10017
                                                                          (212) 916-8400 (800) 436-8401
                                                                      E-mail: InvestorRelations@gainv.com
                                                                      www.generalamericaninvestors.com

	General American Investors’ net asset value (NAV)			Government intervention in the financial system has
	per Common Share (assuming reinvestment of all			had its intended effect of stabilizing markets and gen-
	dividends) increased 32.1% for the year ended			erally making funds available at record-low interest
	December 31, 2009. The U.S. stock market was up			rates. While many of the most profligate have been res-
	26.5% for the year, as measured by our benchmark, the			cued, savers have been punished by near zero returns
	Standard & Poor's 500 Stock Index (including income).			on their liquid assets. The budget deficit is likely to sur-
	The return to our Common Stockholders increased by			pass $1 trillion this year after reaching $1.4 trillion in
	36.9% and the discount at which our shares traded to			2009, and the combination of Federal borrowing
	their NAV continued to fluctuate and on December 31,			together with a firming economy is likely to put
2009, it was 14.7%.				upward pressure on interest rates. Should our trading
partners tire of funding the current account deficit by
	The table that follows provides a comprehensive presen-			investing most of their receipts in U.S. Treasuries, dol-
	tation of our performance and compares our returns on			lar weakness would likely ensue. In turn, interest rates
	an annualized basis with the S&P 500. Stockholder			could spike, destabilizing capital markets.
return reflects widening in the discount to NAV to the
	high end of its historic range, and may not fully			The New Year has begun auspiciously. On average,
	illustrate that over many years General American			earnings have been better than forecast. Stronger
	Investors has produced superior investment results.			growth outside the U.S., combined with the weaker dol-
lar, has had a favorable impact on companies with
	Stockholder Return			operations abroad and on the trade deficit. Corporate
Years	(Market Value)	NAV Return	S&P 500	balance sheets are in relatively good shape and can sup-
port anticipated strength in demand. Worldwide,
3	-8.4%	-6.7%	-5.7%	liquidity is abundant and the U.S. is likely to remain a
5	1.1	1.2	0.3	destination of choice for capital, undergirding
10	2.8	2.9	-1.0	distressed assets and supporting appreciation.
20	11.3	11.1	8.2	Despite expectation of a subpar recovery, the case for
30	13.5	13.2	11.2	equities, on a longer-term basis, remains intact.
40	11.6	12.2	9.8	While the investment environment may be volatile this
50	11.2	11.8	9.4	year, with inflation seemingly contained stocks should
be supported by low interest rates and reasonable valu-
	The market rally that began in the second week of			ations. Our investments remain focused on
	March continued through the year, with our portfolio			well-managed companies with strong financial charac-
	participating fully in the advance. Consistent with past			teristics that can generate consistent earnings growth
	experience, stocks turned up in advance of clear signs			and cash flow. We are confident that our portfolio re-
	of a recovery in the economy. Typically, this phenom-			flects these attributes, which should result in
	enon results from the creation of money, owing to			continuing superior performance on a long-term basis.
massive monetary and fiscal stimulus, at a faster rate
	than the economy’s ability to employ it. The excess			The share repurchase program, a part of our ongoing ef-
	liquidity then finds its way into equities as investors			fort to maximize NAV, continues. In 2009, the
	seek higher returns by purchasing riskier assets.			Company purchased 836,938 of its Common Shares on
the open market at an average discount to NAV of
	Data now support the view that the steep decline in			13.6%. The Board of Directors has authorized
	the world economy is over and that recovery is becom-			repurchases of Common Shares when they are trading
	ing more firmly established, especially in Asia. The			at a discount to NAV of at least 8%.
strength of the recovery in mature markets, important-
	ly, is likely to be muted relative to previous cycles.			In December 2009, the Board of Directors renewed
	Savings rates in developed economies are at record			authority originally granted in 2008 to repurchase up to
	lows and, to the extent that it exists, pent-up demand			1 million outstanding shares of its 5.95% Cumulative
	faces the formidable head wind of tight credit and a			Preferred Stock when the shares are trading at a market
still-weak jobs market.				price below the liquidation preference of $25.00 per
share. In 2009, the Company purchased 380,013 of its
	In the U.S., where consumer spending is the main dri-			Preferred Shares at an average price of $23.56 per share.
ver of GDP growth, we anticipate cyclical recovery to
	continue despite meaningful structural impediments.			Information about the Company, including our
	Because business spending generally recovers slowly			investment objectives, operating policies and procedures,
	following recessions, hiring is likely to be tempered,			investment results, record of dividend payments, finan-
	with the numbers of unemployed and underemployed			cial reports and press releases, etc., is available on our
	remaining elevated for an extended period. Manu-			website, which can be accessed at
	facturing jobs are declining secularly, while another			www.generalamericaninvestors.com.
construction boom, driven by housing, seems unlikely
in the near-term. Additionally, advances in				By Order of the Board of Directors,
	information technology are having a disruptive effect			Spencer Davidson
on labor markets.
Chairman of the Board
President and Chief Executive Officer
January 20, 2010

	General American Investors,		As a closed-end investment
Corporate	established in 1927, is one	“GAM”	company, the Company does
Overview	of the nation’s oldest closed-	Common	not offer its shares continuously.
	end investment companies.	Stock	The Common Stock is listed on
	It is an independent organi-		The New York Stock Exchange
zation that is internally managed. For regu-			(symbol, GAM) and can be bought or sold in
latory purposes, the Company is classified			the same manner as all listed stocks. Net asset
as a diversified, closed-end management			value is computed and published on the
investment company; it is registered under			Company’s website daily (on an unaudited
and subject to the Investment Company			basis) and is also furnished upon request. It is
Act of 1940 and Sub-Chapter M of the			also available on most electronic quotation
Internal Revenue Code.			services using the symbol "XGAMX." Net asset
value per share (NAV), market price, and the
	The primary objective of		discount or premium from NAV as of the close
Investment	the Company is long-term		of each week, is published in Barron’s and The
Policy	capital appreciation. Lesser		Wall Street Journal, Monday edition.
emphasis is placed on cur-
	rent income. In seeking to		While shares of the Company usually sell at a
achieve its primary objective, the Company			discount to NAV, as do the shares of most
invests principally in common stocks			other domestic equity closed-end investment
believed by its management to have better			companies, they occasionally sell at a
than average growth potential.			premium over NAV. During 2009, the stock
sold at discounts to NAV which ranged from
The Company’s investment approach			10.7% (October 1) to 21.5% (March 9). At
focuses on the selection of individual			December 31, the price of the stock was at a
stocks, each of which is expected to meet a			discount of 14.7%.
clearly defined portfolio objective. A con-
tinuous investment research program,			Since March 1995, the Board of Directors has
which stresses fundamental security analy-			authorized the repurchase of Common Stock
sis, is carried on by the officers and staff of			in the open market when the shares trade at a
the Company under the oversight of the			discount to net asset value of at least 8%.
Board of Directors. The directors have a
broad range of experience in business and			On September 24, 2003, the
financial affairs.		“GAM Pr B”	Company issued and sold in
		Preferred	an underwritten offering
		Stock	8,000,000 shares of its 5.95%
	Mr. Spencer Davidson,		Cumulative Preferred Stock,
Portfolio	Chairman of the Board,		Series B with a liquidation preference of $25
Manager	President and Chief		per share ($200,000,000 in the aggregate).
	Executive Officer, has		The Preferred Shares are rated "Aaa" by
	been responsible for the		Moody’s Investors Service, Inc. and are listed
management of the Company since August			and traded on The New York Stock Exchange
1995. Mr. Davidson, who joined the			(symbol, GAM Pr B). The Preferred Shares are
Company in 1994 as senior investment			available to leverage the investment
counselor, has spent his entire business ca-			performance of the Common Stockholders, it
reer on Wall Street since first joining an			may also result in higher market volatility for
investment and banking firm in 1966.			the Common Stockholders.

	On December 10, 2008, the Board of Directors		The Company makes available
	authorized the repurchase of up to 1 million	Direct	direct registration for its
	Preferred Shares in the open market at prices	Registration	Common Shareholders. Direct
	below $25 per share.		registration, which is an
element of the Investors
Dividend	The Company’s dividend and		Choice Plan administered by our transfer
and	distribution policy is to		agent, is a system that allows for book-entry
Distribution	distribute to stockholders be-		ownership and electronic transfer of our
Policy	fore year-end substantially all		Common Shares. Accordingly, when
	ordinary income estimated for		Common Shareholders, who hold their shares
	the full year and capital gains realized during		directly, receive new shares resulting from a
	the ten-month period ended October 31 of		purchase, transfer or dividend payment, they
	that year. If any additional capital gains are		will receive a statement showing the credit of
	realized and available or ordinary income is		the new shares as well as their Plan account
	earned during the last two months of the year,		and certificated share balances. A brochure
	a "spill-over" distribution of these amounts will		which describes the features and benefits of
	be paid. Dividends and distributions on shares		the Investors Choice Plan, including the ability
	of Preferred Stock are paid quarterly.		of shareholders to deposit certificates with our
	Distributions from capital gains and dividends		transfer agent, can be obtained by calling
	from ordinary income are allocated		American Stock Transfer & Trust Company at
	proportionately among holders of shares of		1-800-413-5499, calling the Company at 1-
	Common Stock and Preferred Stock.		800-436-8401 or visiting our website:
www.generalamericaninvestors.com - click on
	Dividends from income have been paid		Distribution & Reports, then Report Downloads.
continuously on the Common Stock since
	1939 and capital gain distributions in varying		The Company collects nonpub-
	amounts have been paid for each of the years	Privacy	lic personal information about
	1943-2009 (except for the year 1974). (A table	Policy and	its customers (stockholders)
	listing dividends and distributions paid during	Practices	with respect to their
	the 20-year period 1990-2009 is shown at the		transactions in shares of the
	bottom of page 6.) To the extent that shares		Company’s securities but only for those stock-
	can be issued, dividends and distributions are		holders whose shares are registered in their
	paid to Common Stockholders in additional		names. This information includes the
	shares of Common Stock unless the stockhold-		stockholder’s address, tax identification or
	er specifically requests payment in cash.		Social Security number and dividend elections.
We do not have knowledge of, nor do we col-
	The policies and procedures		lect personal information about, stockholders
Proxy Voting	used by the Company to de-		who hold the Company’s securities at financial
Policies,	termine how to vote proxies		institutions in “street name” registration.
Procedures	relating to portfolio securities
	and the Company’s proxy		We do not disclose any nonpublic personal in-
	voting record for the 12-month period ended		formation about our current or former
	June 30, 2009 are available: (1) without charge,		stockholders to anyone, except as permitted by
	upon request, by calling the Company at its		law. We also restrict access to nonpublic per-
	toll-free number (1-800-436-8401), (2) on the		sonal information about our stockholders to
	Company’s website at www.generalamerican-		those few employees who need to know that
	investors.com and (3) on the Securities and		information to perform their responsibilities.
	Exchange Commission’s website at		We maintain safeguards that comply with fed-
	www.sec.gov.		eral standards to guard our stockholders’
personal information.

	The investment return for a Common	average (mean between high and low) market
	Stockholder of General American	price on the ex-dividend date.
Investors (GAM) over the 20 years
	ended December 31, 2009 is shown in the	Net Asset Value (NAV) Return is the return
Total return on	table below and in the accompanying chart.	on shares of the Company’s Common Stock
$10,000 investment	The return based on GAM’s net asset value	based on the NAV per share, including the
for 20 years ended	(NAV) per Common Share in comparison to	reinvestment of all dividends and distributions
December 31, 2009	the change in the Standard & Poor’s 500 Stock	at the reinvestment prices indicated above.
Index (S&P 500) is also displayed. Each illustra-
	tion assumes an investment of $10,000 at the	Standard & Poor’s 500 Return is the time-
	beginning of 1990.	weighted total rate of return on this widely-
recognized, unmanaged index which is a
	Stockholder Return is the return a	measure of general stock market performance,
	Common Stockholder of GAM would have	including dividend income.
achieved assuming reinvestment of all
	dividends and distributions at the actual rein-	Past performance reported below may not be
	vestment price and of all cash dividends at the	indicative of future results.

	GENERAL AMERICAN INVESTORS				STANDARD & POOR’S 500
	STOCKHOLDER RETURN		NET ASSET VALUE RETURN		RETURN
	CUMULATIVE	ANNUAL	CUMULATIVE	ANNUAL	CUMULATIVE	ANNUAL
	INVESTMENT	RETURN	INVESTMENT	RETURN	INVESTMENT	RETURN
1990	$10,400	4.00%	$10,669	6.69%	$9,691	-3.09%
1991	19,240	85.00	17,187	61.09	12,637	30.40
1992	22,084	14.78	17,797	3.55	13,596	7.59
1993	18,568	-15.92	17,485	-1.75	14,972	10.12
1994	17,109	-7.86	17,006	-2.74	15,162	1.27
1995	20,739	21.22	21,016	23.58	20,848	37.50
1996	24,779	19.48	25,213	19.97	25,624	22.91
1997	35,330	42.58	33,294	32.05	34,165	33.33
1998	46,391	31.31	44,994	35.14	43,919	28.55
1999	64,586	39.22	61,372	36.40	53,125	20.96
2000	76,922	19.10	72,197	17.64	48,296	-9.09
2001	80,253	4.33	71,331	-1.20	42,553	-11.89
2002	58,416	-27.21	54,911	-23.02	33,132	-22.14
2003	74,194	27.01	69,956	27.40	42,595	28.56
2004	80,716	8.79	77,211	10.37	47,190	10.79
2005	94,761	17.40	89,719	16.20	49,470	4.83
2006	110,661	16.78	100,700	12.24	57,217	15.66
2007	120,311	8.72	108,766	8.01	60,312	5.41
2008	62,321	-48.20	61,975	-43.02	37,954	-37.07
2009	85,293	36.86	81,857	32.08	47,993	26.45

20-YEAR INVESTMENT RESULTS ASSUMING AN INITIAL INVESTMENT OF $10,000

CUMULATIVE VALUE OF INVESTMENT

COMPARATIVE ANNUALIZED INVESTMENT RESULTS

YEARS ENDED DECEMBER 31, 2009	STOCKHOLDER RETURN	GAM NET ASSET VALUE	S&P 500 STOCK INDEX
1 year	36.9 %	32.1 %	26.5 %
5 years	1.1	1.2	0.3
10 years	2.8	2.9	-1.0
15 years	10.4	11.0	8.0
20 years	11.3	11.1	8.2

$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
GAM STOCKHOLDER RETURN
GAM NET ASSET VALUE
S&P 500 STOCK INDEX
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

		SHARES		SHARES HELD
	INCREASES	TRANSACTED		DECEMBER 31, 2009
NEW POSITIONS	Bond Street Holdings LLC	500,000		500,000
	Cephalon, Inc.	12,100		337,100	(b)
	Forethought Financial Group, Inc. Class A with Warrants	37,500		37,500
	Pfizer Inc.	655,808	(c)	655,808

ADDITIONS	Fidelity National Financial, Inc.	200,000		725,000
	Nelnet, Inc.	5,000		650,000
	The TJX Companies, Inc.	100,000		1,775,000
	Weatherford International Ltd.	100,000		2,150,000

	DECREASES
ELIMINATIONS	Target Corporation	250,000		—
	Wyeth	564,273	(d)	—

REDUCTIONS	American Express Company	25,000		325,000
	AXIS Capital Holdings Limited	25,000		275,000
	Berkshire Hathaway Inc. Class A	10		130
	Heineken N.V.	25,000		350,000
	M&T Bank Corporation	5,000		150,000
	MetroPCS Communications, Inc.	300,000		135,500
	NetEase.com, Inc.	83,000		138,100
	The Travelers Companies, Inc.	15,000		200,000

(a)	Excludes transactions in Common Stocks -Miscellaneous - Other.
(b)	Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other
(c)	Shares received as a merger with Wyeth.
(d)	Shares sold off as a result of a merger with Pfizer Inc.

This table shows
dividends and distribu-		EARNINGS SOURCE					EARNINGS SOURCE
tions on the Company’s			SHORT-TERM	LONG-TERM	RETURN OF			SHORT-TERM	LONG-TERM	RETURN OF
Common Stock for the	YEAR	INCOME	CAPITAL GAINS	CAPITAL GAINS	CAPITAL	YEAR	INCOME	CAPITAL GAINS	CAPITAL GAINS	CAPITAL
prior 20-year period.
Amounts shown are	1990	$.21	—	$1.65	—	2000	$.48	$1.55	$6.16	—
based upon the year in	1991	.09	—	3.07	—	2001	.37	.64	1.37	—
which the income was	1992	.03	—	2.93	—	2002	.03	—	.33	—
earned, not the year	1993	.06	—	2.34	—	2003	.02	—	.59	—
paid. Spill-over	1994	.06	—	1.59	—	2004	.217	—	.957	—
payments made after	1995	.10	$.03	2.77	—	2005	.547	.041	1.398	—
year-end are attributable	1996	.20	.05	2.71	—	2006	.334	—	2.666	—
to income and gain	1997	.21	—	2.95	—	2007	.706	.009	5.25	—
earned in the prior year.	1998	.47	—	4.40	—	2008	.186	—	.254	—
	1999	.42	.62	4.05	—	2009	.103	.051	.186	$.01

				% COMMON
		SHARES	VALUE	NET ASSETS*
The statement of	THE TJX COMPANIES, INC.	1,775,000	$64,876,250	7.5%
investments as of	Through its T.J. Maxx and Marshalls divisions, TJX is the leading
December 31, 2009,	off-price retailer. The continued growth of these divisions in the
shown on pages 12 and	U.S. and Europe, along with expansion of related U.S. and foreign
13 includes 61	off-price formats,provide ongoing growth opportunities.
security issues. Listed	WEATHERFORD INTERNATIONAL LTD.	2,150,000	38,506,500	4.5
here are the ten largest	Weatherford supplies a broad range of oil field services and
holdings on that date.	equipment on a worldwide basis. Its focus on helping customers to
	increase production from existing fields and to enhance recovery
	from new wells should lead to earnings growth.
	COSTCO WHOLESALE CORPORATION	575,000	34,022,750	3.9
	Costco is the world’s largest wholesale club with a record of steady
	growth in sales and profits as it continues to gain share of the consumer
	dollar.
	QUALCOMM INCORPORATED	700,000	32,382,000	3.7
	QUALCOMM is a leading developer of intellectual property and
	semiconductors for the mobile communications industry. The
	company stands to benefit greatly from the global adoption of
	mobile data applications.
	APACHE CORPORATION	295,478	30,484,465	3.5
	Apache is a large independent oil and gas company with a long
	history of growing production and creating value for shareholders.
	The company’s operations are primarily focused in North America,
	Egypt, Australia, and the North Sea.
	WAL-MART STORES, INC.	550,000	29,397,500	3.4
	Wal-Mart is the world’s largest retailer offering value to consumers
	in the U.S. and fifteen foreign countries.
	REPUBLIC SERVICES, INC.	949,000	26,866,190	3.1
	Republic Services is a leading provider of non-hazardous, solid
	waste collection and disposal services in the U.S. The efficient
	operation of its routes and facilities combined with appropriate
	pricing enable Republic Services to generate significant free cash
	flow.
	DIAGEO PLC ADR	350,000	24,293,500	2.8
	Diageo produces, distills and markets alcoholic beverages worldwide.
	Its portfolio of leading global brands includes Smirnoff, Johnnie Walker,
	Jose Cuervo, Captain Morgan, Tanqueray and Guinness. Additionally,
	the company markets numerous regional and local brands. The com-
	pany’s brand strength and global scale enable it to generate significant
	cash flow which it uses to reward shareholders in the form of dividends
	and buybacks.
	HALLIBURTON COMPANY	800,000	24,072,000	2.8
	Halliburton offers a broad suite of services and products to customers
	worldwide for the exploration, development and production of oil
	and gas. The company has the scale, product depth and technology
	to provide value-added customer service and produce attractive long-
	term shareholder returns.
	ASML HOLDING N.V.	700,000	23,863,000	2.8
	ASML is the world's leading provider of lithography systems for the
	semiconductor industry, manufacturing complex machines that are
	critical to the production of integrated circuits or microchips. ASML’s
	products and services help their customers - the major chipmakers -
	reduce the size and increase the functionality of microchips, and
	consumer electronic equipment.
			$328,764,155	38.0%
	*Net assets applicable to the Company’s Common Stock.

		DECEMBER 31, 2009		DECEMBER 31, 2009
	INDUSTRY CATEGORY	COST(000)	VALUE(000)	PERCENT COMMON NET ASSETS*
The diversification of	Finance and Insurance
the Company’s net	Banking	$10,764	$19,384	2.2%
assets applicable to its	Insurance	71,719	119,013	13.8
Common Stock by	Other	30,930	54,681	6.3
industry group as of		113,413	193,078	22.3
December 31, 2009 is	Retail Trade	50,195	128,297	14.8
shown in the following	Oil and Natural Gas
table.	(Including Services)	80,957	115,721	13.4
	Consumer Products and Services	87,069	109,455	12.7
	Computer Software and Systems	80,004	74,746	8.6
	Communications and
	Information Services	43,239	57,767	6.7
	Miscellaneous**	47,719	49,541	5.7
	Environmental Control
	(Including Services)	38,960	48,166	5.6
	Aerospace/Defense	52,291	42,841	5.0
	Health Care/Pharmaceuticals	38,914	40,041	4.6
	Technology	40,141	38,802	4.5
	Semiconductors	24,408	35,165	4.1
	Machinery and Equipment	13,365	22,920	2.7
	Building and Real Estate	23,385	22,127	2.6
	Metals	19,940	18,025	2.1
	Transportation	11,005	8,082	0.9
		765,005	1,004,774	116.3
	Short-Term Securities	52,927	52,927	6.1
	Total Investments	$817,932	1,057,701	122.4
	Other Assets and Liabilities - Net		(3,261)	(0.4)
	Preferred Stock		(190,117)	(22.0)
	Net Assets Applicable to
	Common Stock		$864,323	100.0%

*	Net assets applicable to the Company’s Common Stock.
**	Securities which have been held for less than one year, not previously disclosed and not restricted.

ASSETS	DECEMBER 31, 2009
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $744,449,652)	$975,416,920
Corporate debt (cost $20,555,760)	29,357,226
Money market fund (cost $52,926,704)	52,926,704
Total investments (cost $817,932,116)	1,057,700,850

RECEIVABLES AND OTHER ASSETS
Cash (a)	2,009,230
Premium deposited with brokers for options written	46,223
Dividends, interest and other receivables	1,358,336
Qualified pension plan asset, net excess funded (note 5)	3,566,593
Prepaid expenses and other assets	2,887,262
TOTAL ASSETS	1,067,568,494

LIABILITIES
Payable for securities purchased	1,465,438
Accrued preferred stock dividend not yet declared	219,955
Outstanding options written at value (premiums deposited
with brokers $46,223) (notes 1b and 6)	7,500
Accrued supplemental pension plan liability (note 5)	3,347,928
Accrued supplemental thrift plan liability	2,532,330
Accrued expenses and other liabilities	5,554,796
TOTAL LIABILITIES	13,127,947

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687at a liquidation value of $25 per share (note 2)	190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 31,425,215 (note 2)	$864,323,372
NET ASSET VALUE PER COMMON SHARE	$27.50

NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 31,425,215 shares at par value (note 2)	$31,425,215
Additional paid-in capital (note 2)	595,653,151
Undistributed net investment income (note 2)	2,522,662
Accumulated other comprehensive income (loss) (note 5)	(4,865,158)
Unallocated distributions on Preferred Stock	(219,955)
Unrealized appreciation on investments and options	239,807,457
NET ASSETS APPLICABLE TO COMMON STOCK	$864,323,372

(a) $1,968,750 held by custodian in a segregated custodial account as collateral for written options

(see notes to financial statements)

INCOME	DECEMBER 31, 2009
Dividends (net of foreign withholding taxes of $332,152)	$14,349,771
Interest	3,237,147
TOTAL INCOME	17,586,918

EXPENSES
Investment research	8,465,743
Administration and operations	3,111,927
Office space and general	1,671,041
Directors’ fees and expenses	255,223
Auditing and legal fees	213,339
Miscellaneous taxes	187,168
Transfer agent, custodian and registrar fees and expenses	150,682
Stockholders’ meeting and reports	131,652
TOTAL EXPENSES	14,186,775
NET INVESTMENT INCOME	3,400,143

Realized Gain And Change In Unrealized Appreciation On Investments (Notes 1, 4 and 6)
Net realized gain on investments:
Securities transactions (long-term, except for $4,043,031)	15,407,515
Written option transactions (notes 1b and 6)	(187,703)
15,219,812
Net increase in unrealized appreciation	204,253,481
NET INVESTMENT INCOME AND GAIN ON INVESTMENTS	222,873,436
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(11,474,004)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$211,399,432

(see notes to financial statements)

	YEAR ENDED DECEMBER 31,
OPERATIONS	2009	2008
Net investment income	$3,400,143	$13,446,046
Net realized gain on investments	15,219,812	16,414,799
Net increase (decrease) in unrealized appreciation	204,253,481	(523,757,542)
	222,873,436	(493,896,697)
Distributions to Preferred Stockholders:
From net investment income	(3,389,107)	(3,474,724)
From short-term capital gains	(1,654,369)	—
From long-term capital gains	(6,107,907)	(8,425,276)
Return of Capital	(333,668)	—
Unallocated distributions	11,047	387
Decrease in net assets from Preferred distributions	(11,474,004)	(11,899,613)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	211,399,432	(505,796,310)
OTHER COMPREHENSIVE INCOME
Adjustment to apply FAS 158 (note 5)	1,911,451	(7,885,172)

DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	(3,248,669)	(6,024,428)
From short-term capital gains	(1,585,814)	—
From long-term capital gains	(5,854,806)	(14,620,307)
Return of Capital	(319,841)	—
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	(11,009,130)	(20,644,735)

CAPITAL SHARE TRANSACTIONS (NOTE 2)
Value of Common Shares issued in payment of dividends
and distributions	6,430,088	7,928,339
Cost of Common Shares purchased	(19,553,159)	(1,986,688)
Benefit to Common Shareholders resulting from
Preferred Shares purchased	546,889	59,398
INCREASE (DECREASE) IN NET ASSETS - CAPITAL TRANSACTIONS	(12,576,182)	6,001,049
NET INCREASE (DECREASE) IN NET ASSETS	189,725,571	(528,325,168)

NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF YEAR	674,597,801	1,202,922,969
END OF YEAR (including undistributed net investment
income of $2,522,662 and $5,759,182, respectively)	$864,323,372	$674,597,801

(see notes to financial statements)

	SHARES	COMMON STOCKS		VALUE (NOTE 1a)
AEROSPACE/DEFENSE	300,000	The Boeing Company		$16,239,000
(5.0%)	215,000	Textron Inc.		4,044,150
	325,000	United Technologies Corporation		22,558,250
			(COST $52,290,876)	42,841,400

BUILDING AND	1,872,000	CEMEX, S.A.B. de C.V. ADR (a)	(COST $23,385,068)	22,127,040
REAL ESTATE (2.6%)
COMMUNICATIONS AND	960,000	Cisco Systems, Inc. (a)		22,982,400
INFORMATION SERVICES	78,000	Leap Wireless International, Inc. (a)		1,368,900
(6.7%)	135,500	MetroPCS Communications, Inc. (a)		1,033,865
	700,000	QUALCOMM Incorporated		32,382,000
			(COST $43,239,261)	57,767,165

COMPUTER SOFTWARE	1,290,000	Dell Inc. (a)		18,524,400
AND SYSTEMS (8.6%)	570,000	Microsoft Corporation		17,373,600
	138,100	NetEase.com, Inc. (a)		5,195,322
	67,100	Nintendo Co., Ltd.		15,895,142
	565,000	Teradata Corporation (a)		17,757,950
			(COST $80,004,215)	74,746,414

CONSUMER PRODUCTS	350,000	Diageo plc ADR		24,293,500
AND SERVICES (11.6%)	350,000	Heineken N.V.		16,872,930
	466,100	Hewitt Associates, Inc. Class A (a)		19,697,386
	450,000	Nestle S.A.		21,857,764
	285,000	PepsiCo, Inc.		17,328,000
			(COST $79,353,285)	100,049,580

ENVIRONMENTAL CONTROL	949,000	Republic Services, Inc.		26,866,190
(INCLUDING SERVICES) (5.6%)	630,000	Waste Management, Inc.		21,300,300
			(COST $38,960,134)	48,166,490

FINANCE AND INSURANCE	BANKING (2.2%)
(22.3%)	500,000	Bond Street Holdings LLC (a) (c)		9,350,000
	150,000	M&T Bank Corporation		10,033,500
			(COST $10,764,416)	19,383,500
	INSURANCE (13.8%)
	175,000	The Allstate Corporation		5,257,000
	315,000	Arch Capital Group Ltd. (a)		22,538,250
	275,000	AXIS Capital Holdings Limited		7,812,750
	250,000	Everest Re Group, Ltd.		21,420,000
	725,000	Fidelity National Financial, Inc.		9,758,500
	37,500	Forethought Financial Group, Inc. Class A with Warrants (a) (d)		7,500,000
	280,000	MetLife, Inc.		9,898,000
	275,000	PartnerRe Ltd.		20,531,500
	83,000	Transatlantic Holdings, Inc.		4,325,130
	200,000	The Travelers Companies, Inc.		9,972,000
			(COST $71,719,007)	119,013,130
	OTHER (6.3%)
	325,000	American Express Company		13,169,000
	130	Berkshire Hathaway Inc. Class A (a)		12,896,000
	1,666,667	Epoch Holding Corporation		17,416,670
	650,000	Nelnet, Inc.		11,199,500
			(COST $30,929,988)	54,681,170
			(COST $113,413,411)	193,077,800

HEALTH CARE /	337,100	Cephalon, Inc. (a)		21,041,782
PHARMACEUTICALS	529,900	Cytokinetics, Incorporated (a)		1,542,009
(4.6%)	119,500	Gilead Sciences, Inc. (a)		5,170,765
	655,808	Pfizer Inc.		11,929,147
	195,344	Poniard Pharmaceuticals, Inc. (a)		357,480
			(COST $38,914,346)	40,041,183

MACHINERY AND	1,200,000	ABB Ltd. ADR	(COST $13,364,456)	22,920,000
EQUIPMENT (2.7%)

	SHARES	COMMON STOCKS (Continued)		VALUE (NOTE 1a)
METALS (2.1%)	254,200	Alpha Natural Resources, Inc. (a)		$11,027,196
	150,000	Nucor Corporation		6,997,500
			(COST $19,939,605)	18,024,696

MISCELLANEOUS (5.7%)		Other (b)	(COST $47,718,963)	49,540,984

OIL AND NATURAL GAS
(INCLUDING SERVICES)	295,478	Apache Corporation		30,484,465
(13.4%)	100,000	Devon Energy Corporation		7,350,000
	800,000	Halliburton Company		24,072,000
	250,000	McDermott International, Inc. (a)		6,002,500
	2,150,000	Weatherford International Ltd. (a)		38,506,500
	200,000	XTO Energy Inc.		9,306,000
			(COST $80,956,754)	115,721,465

RETAIL TRADE (14.8%)	575,000	Costco Wholesale Corporation		34,022,750
	1,775,000	The TJX Companies, Inc.		64,876,250
	550,000	Wal-Mart Stores, Inc.		29,397,500
			(COST $50,195,392)	128,296,500

SEMICONDUCTORS (2.8%)	700,000	ASML Holding N.V.	(COST $17,340,380)	23,863,000

TECHNOLOGY (3.5%)	750,000	International Game Technology		14,077,500
	1,900,000	Xerox Corporation		16,074,000
			(COST $34,368,474)	30,151,500

TRANSPORTATION (0.9%)	236,100	Alexander & Baldwin, Inc.	(COST $11,005,032)	8,081,703

	TOTAL COMMON STOCKS (112.9%)		(COST $744,449,652)	975,416,920

	PRINCIPAL
	AMOUNT	CORPORATE DEBT (e)
CONSUMER PRODUCTS	$9,600,000	Smithfield Foods, Inc., 7.75% due 5/15/2013	(COST $7,715,415)	9,405,600
AND SERVICES (1.1%)
SEMICONDUCTORS (1.3%)	8,000,000	ASML Holding N.V., 5.75% due 6/13/2017	(COST $7,067,846)	11,301,626

TECHNOLOGY (1.0%)	10,000,000	VeriFone Holdings, Inc., 1.375% due 6/15/2012 (COST $5,772,499)		8,650,000
	TOTAL CORPORATE DEBT (3.4%)		(COST $20,555,760)	29,357,226

	SHARES	SHORT-TERM SECURITIES AND OTHER ASSETS
	52,926,704	SSgA Prime Money Market Fund (6.1%)	(COST $52,926,704)	52,926,704
TOTAL INVESTMENTS (f) (122.4%)			(COST $817,932,116)	1,057,700,850
Liabilities in excess of receivables and other assets (-0.4%)				(3,260,303)
				1,054,440,547
PREFERRED STOCK (-22.0%)				(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)				$864,323,372

(a) Non-income producing security.

(b) Securities which have been held for less than one year, not previously disclosed, and not restricted. (c) Level 3 fair value measurement, restricted security acquired 11/4/09, note 8.

(d) Level 3 fair value measurement, restricted security acquired 11/3/09, note 8.

(e) Level 2 fair value measurement, note 8.

(f) At December 31, 2009: (1) the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, (2) aggregate gross unrealized appreciation was $293,300,284, (3) aggregate gross unrealized depreciation was $53,531,550, and (4) net unrealized appreciation was $239,768,734.

	CONTRACTS
PUT OPTION	(100 SHARES EACH)	COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE	VALUE (NOTE 1a)
AGRICULTURAL	250	Monsanto Company/January 10/$75.00
		(PREMIUM DEPOSITED WITH BROKERS $46,223)	$7,500
(see notes to financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to procedures established by and under the general supervision of the Board of Directors.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specified circumstances. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 6 for written option activity.

c. SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

 d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

  Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

 e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Distributions for tax and book purposes are substantially the same. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. As of and during the year ended December 31, 2009, the Company did not have any liabilities for any unrecognized tax positions. The Company recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the year, the Company did not incur any interest or penalties.

1. SIGNIFICANT ACCOUNTING POLICIES - (Continued from previous page.)
g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

 h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 31,425,215 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on December 31, 2009.

   On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. A total of 380,013 Preferred Shares were repurchased at an average cost per share of $23.56 during the year ended December 31, 2009. The average discount of $1.44 per Preferred Share, $546,889 in the aggregate, was credited to additional paid-in capital of the Common Stock.

   The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

   Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

   The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

   At all times, holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

   The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the statement of assets and liabilities.

   Transactions in Common Stock during 2009 and 2008 were as follows:

	SHARES		AMOUNT
	2009	2008	2009	2008
Shares issued in payment of dividends and
distributions (includes 281,281 and
103,047 shares issued from treasury,
respectively)	281,281	509,861	$281,281	$509,861
Increase in paid-in capital			6,148,807	7,418,478
Total increase			6,430,088	7,928,339
Shares purchased (at an average
discount from net asset value of
13.6% and 19.8%, respectively)	836,938	102,047	(836,938)	(102,047)
Decrease in paid-in capital			(18,716,221)	(1,884,641)
Total decrease			(19,553,159)	(1,986,688)
Net increase (decrease)			($13,123,071)	$5,941,651

At December 31, 2009, the Company held in its treasury 555,657 shares of Common Stock with an aggregate cost in the amount of $13,354,222.

2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from previous page.)

Distributions for tax and book purposes are substantially the same. As of December 31, 2009, distributable earnings on a tax basis included $239,807,457 from unrealized appreciation. Reclassifications arising from permanent “book/tax” differences reflect non-tax deductible expenses incurred during the year ended December 31, 2009. As a result, undistributed net investment income was increased by $1,113 and additional paid-in capital was decreased by $1,113. Net assets were not affected by this reclassification.

3. OFFICERS’ COMPENSATION

The aggregate compensation accrued and paid by the Company during the year ended December 31, 2009 to its officers (identified on page 20) amounted to $6,863,500.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (other than short-term securities and options) during 2009 amounted to $236,916,431 and $207,569,760, on long transactions, respectively.

5. BENEFIT PLANS

The Company has funded (Qualified) and unfunded (Supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for 2009 was $ 1,188,895. The Company also has both funded (Qualified) and unfunded (Supplemental) noncontributory defined benefit pension plans that cover its employees. The pension plan provides a defined benefit based on years of service and final average salary with an offset for a portion of Social Security covered compensation.

The Company recognizes the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the statement of assets and liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS:	DECEMBER 31, 2009 (MEASUREMENT DATE)
	QUALIFIED	SUPPLEMENTAL
	PLAN	PLAN	TOTAL
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year	$9,534,534	$3,195,179	$12,729,713
Service cost	277,950	93,365	371,315
Interest cost	584,624	194,275	778,899
Benefits paid	(538,394)	(165,253)	(703,647)
Actuarial (gains)/losses	474,858	30,362	505,220
Projected benefit obligation at end of year	10,333,572	3,347,928	13,681,500
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year	11,433,829	—	11,433,829
Actual return on plan assets	3,004,730	—	3,004,730
Employer contributions	—	165,253	165,253
Benefits paid	(538,394)	(165,253)	(703,647)
Fair value of plan assets at end of year	13,900,165	—	13,900,165
FUNDED STATUS AT END OF YEAR	$3,566,593	($3,347,928)	$218,665

Accumulated benefit obligation at end of year	$9,499,823	$3,128,155	$12,627,978

CHANGE IN FUNDED STATUS:	BEFORE	ADJUSTMENTS	AFTER
Noncurrent benefit asset	$1,899,294	$1,667,299	$3,566,593
LIABILITIES
Current benefit liability	268,218	(75,583)	192,635
Noncurrent benefit liability	2,926,960	228,332	3,155,292

ACCUMULATED OTHER COMPREHENSIVE INCOME	6,776,609	(1,911,451)	4,865,158

AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE INCOME CONSIST OF:
Net actuarial gain	$6,461,679	($1,884,525)	$4,577,154
Prior service cost	314,930	(26,926)	288,004
	$6,776,609	($1,911,451)	$4,865,158
WEIGHTED-AVERAGE ASSUMPTIONS AS OF DECEMBER 31, 2009 AND FOR DETERMINING
NET PERIODIC BENEFIT COST FOR THE YEAR ENDED DECEMBER 31, 2009:
Discount rate	5.75%	5.75%
Expected return on plan assets	7.20%	N/A
Salary scale assumption	4.25%	4.25%

COMPONENTS OF NET PERIODIC BENEFIT COST:
Service cost	$277,950	$93,365	$371,315
Interest cost	584,624	194,275	778,899
Expected return on plan assets	(968,837)	—	(968,837)
Amortization of:
Prior service cost	24,669	2,257	26,926
Recognized net actuarial loss	353,851	—	353,851
Net periodic benefit cost	$272,257	$289,897	$562,154

5. BENEFIT PLANS - (Continued from previous page.)
PLAN ASSETS		EXPECTED CASH FLOWS	Qualified	Supplemental
The Company’s qualified pension plan asset allocations by			Plan	Plan	Total
asset at December 31, 2009, is as follows:		Expected Company contributions for 2010	—	$192,635	$192,635
ASSET CATEGORY		Expected benefit payments:
Equity securities	82%	2010	$563,621	$192,635	$756,256
Debt securities	—	2011	587,661	205,650	793,311
Other	18	2012	598,057	209,338	807,395
Total	100%	2013	636,715	217,742	854,457
		2014	687,177	221,905	909,082
Generally, not less than 80% of plan assets are invested in		2015-2019	3,521,763	1,084,758	4,606,521
investment companies that invest in equity securities.

6. WRITTEN OPTIONS

Transactions in written covered call and collateralized put options during the year ended December 31, 2009 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options written	9,295	$1,444,184	650	$180,399
Options expired	(3,376)	(446,663)	(150)	(29,954)
Options exercised	(3,619)	(474,577)	(250)	(104,222)
Options terminated in closing purchase transaction	(2,300)	(522,944)	—	—
Options outstanding, December 31, 2009	0	$0	250	$46,223

7. OPERATING LEASE COMMITMENT

In September 2007, the Company entered into an operating lease agreement for office space which expires in February 2018 and provides for future rental payments in the aggregate amount of approximately $10,755,000, net of construction credits. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards construction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $1,083,800 for the year ended December 31, 2009. Minimum rental commitments under the operating lease are approximately $1,075,000 per annum in 2010 through 2012, $1,183,000 in 2013 through 2017, and $99,000 in 2018.

8. FAIR VALUE MEASUREMENTS

Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below: Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share), Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of December 31, 2009:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$958,566,920	—	$16,850,000	$975,416,920
Corporate debt	—	$29,357,226	—	29,357,226
Money market fund	52,926,704	—	—	52,926,704
Total	$1,011,493,624	$29,357,226	$16,850,000	$1,057,700,850

Liabilities
Options written	($7,500)	—	—	($7,500)

The aggregate value of Level 3 portfolio investments changed during the twelve months ended December 31, 2009 as follows:

Change in Portfolio Valuations using Significant Unobservable Inputs (Level 3)
Acquisition of Level 3 assets	$17,500,000
Included in net change in unrealized depreciation on investments	(650,000)
Fair value at December 31, 2009	$16,850,000
The amount of net unrealized gain included in the results of operations attributable to Level 3 assets held at December 31, 2009 and reported within the caption
Net change in unrealized appreciation/depreciation in the Statement of Operations:	$650,000

9. LITIGATION

The Company is subject to a legal action arising from a construction worker’s personal injury that is covered under the terms of its insurance policies. Defense and legal costs are being funded by the insurer; damages are unspecified at this time. No liabilities or expenses have been incurred by the Company to date.

10. SUBSEQUENT EVENTS

Subsequent events have been evaluated through February 3, 2010, the date the financial statements were available to be issued.

There are no events to report subsequent to December 31, 2009.

The following table
shows per share		2009	2008	2007	2006	2005
operating performance	PER SHARE OPERATING PERFORMANCE
data, total investment	Net asset value, beginning of year	$21.09	$38.10	$40.54	$39.00	$35.49
return, ratios and	Net investment income	.11	.42	.31	.34	.19
supplemental data for	Net gain (loss) on securities - realized
each year in the five-	and unrealized	6.94	(16.15)	3.39	4.72	5.85
year period ended	Other comprehensive income	.07	(.25)	.02	.03	—
December 31, 2009.	Distributions on Preferred Stock:
This information has	Dividends from net investment income	(.11)	(.11)	(.02)	(.04)	(.03)
been derived from	Distributions from net short-term
information contained	capital gains	(.05)	—	(.03)	(.01)	(.08)
in the financial	Distributions from net long-term
statements and market	capital gains	(.19)	(.27)	(.36)	(.36)	(.30)
price data for the	Distributions from return of capital	(.01)	—	—	—	—
Company’s shares.		(.36)	(.38)	(.41)	(.41)	(.41)
	Total from investment operations	6.76	(16.36)	3.31	4.68	5.63
	Distributions on Common Stock:
	Dividends from net investment income	(.10)	(.19)	(.33)	(.29)	(.15)
	Distributions from net short-term
	capital gains	(.05)	—	(.38)	(.04)	(.44)
	Distributions from net long-term
	capital gains	(.19)	(.46)	(5.04)	(2.81)	(1.53)
	Distributions from return of capital	(.01)	—	—	—	—
		(.35)	(.65)	(5.75)	(3.14)	(2.12)
	Net asset value, end of year	$27.50	$21.09	$38.10	$40.54	$39.00
	Per share market value, end of year	$23.46	$17.40	$34.70	$37.12	$34.54

	TOTAL INVESTMENT RETURN - Stockholder
	Return, based on market price per share	36.86%	(48.20%)	8.72%	16.78%	17.40%

	RATIOS AND SUPPLEMENTAL DATA
	Net assets applicable to Common Stock,
	end of year (000’s omitted)	$864,323	$674,598	$1,202,923	$1,199,453	$1,132,942
	Ratio of expenses to average net assets
	applicable to Common Stock	1.93%	0.87%	1.11%	1.06%	1.25%
	Ratio of net income to average net assets
	applicable to Common Stock	0.46%	1.31%	0.78%	0.86%	0.51%
	Portfolio turnover rate	24.95%	25.52%	31.91%	19.10%	20.41%

	PREFERRED STOCK
	Liquidation value, end of year
	(000’s omitted)	$190,117	$199,617	$200,000	$200,000	$200,000
	Asset coverage	555%	438%	701%	700%	666%
	Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
	Market value per share	$24.53	$21.90	$21.99	$24.44	$24.07

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF GENERAL AMERICAN INVESTORS COMPANY, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of General American Investors Company, Inc. as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General American Investors Company, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

NAME (AGE)	PRINCIPAL OCCUPATION	NAME (AGE)	PRINCIPAL OCCUPATION
EMPLOYEE SINCE	DURING PAST 5 YEARS	EMPLOYEE SINCE	DURING PAST 5 YEARS
Spencer Davidson (67)	Chairman of the Board since 2007	Sally A. Lynch, Ph.D. (50)	Vice-President of the
1994	President and Chief	1997	Company since 2006
	Executive Officer of the		securities analyst
	Company since 1995		(biotechnology industry)
Andrew V. Vindigni (50)	Senior Vice-President of the	Michael W. Robinson (37)	Vice-President of the
1988	Company since 2006	2006	Company since 2010
	Vice-President 1995-2006		securities analyst (general
	securities analyst (financial		industries)
services and consumer
	non-durables industries)	Diane G. Radosti (57)	Treasurer of the
		1980	Company since 1990
Eugene S. Stark (51)	Vice-President, Administration		Principal Accounting
2005	of the Company and		Officer since 2003
Principal Financial Officer
	since 2005, Chief Compliance	Carole Anne Clementi (63)	Secretary of the
	Officer since 2006	1982	Company since 1994
	Chief Financial Officer of		shareholder relations
	Prospect Energy Corporation		and office management
(2005)
		Craig A. Grassi (41)	Assistant Vice-President of
Jesse Stuart (43)	Vice-President of the	1991	the Company since 2005
2003	Company since 2006		information technology
securities analyst (general
	industries)	Maureen E. LoBello (59)	Assistant Secretary of the
		1992	Company since 2005
benefits administration

All officers serve for a term of one year and are elected by the Board of Directors at the time of its annual organization meeting on the second Wednesday in April. The address for each officer is the Company’s office. Other directorships and affiliations for Mr. Davidson are shown in the listing of Directors on the inside back cover of this report.

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust Company
59 Maiden Lane
INDEPENDENT AUDITORS	New York, NY 10038
Ernst & Young LLP	1-800-413-5499
www.amstock.com
CUSTODIAN
State Street Bank and Trust Company

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 2, on pages 15 and 16. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2009 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company’s Form N-Q may be obtained by calling us at 1-800-436-8401.

On April 30, 2009, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

NAME (AGE)	PRINCIPAL OCCUPATION
DIRECTOR SINCE	DURING PAST 5 YEARS	OTHER DIRECTORSHIPS AND AFFILIATIONS
INDEPENDENT DIRECTORS
Arthur G. Altschul, Jr. (45)	Co-Founder and Chairman	Delta Opportunity Fund, Ltd., Director
1995	Kolltan Pharmaceuticals, Inc.	Diversified Natural Products, Inc., Director
Medicis Pharmaceutical Corporation, Director
	Managing Member	Medrium, Inc., Chairman, Board of Directors
	Diaz & Altschul Capital	National Public Radio Foundation, Trustee
	Management, LLC	Neurosciences Research Foundation, Trustee
	(private investment company)	The Overbrook Foundation, Director

Rodney B. Berens (64)	Founding Partner	Agni Capital Management Ltd., Member of Investment Committee
2007	Berens Capital Management, LLC	Alfred P. Sloan Foundation, Member of Investment Committee
Pendragon Capital Management Limited, Non-Executive Director
Peterson Institute for International Economics, Member of
Investment Committee
Pierpont Morgan Library, Vice President of Finance and Head
of Investment Sub-Committee
The Woods Hole Oceanographic Institute, Trustee and Head
of Investment Committee

Lewis B. Cullman (91)	Philanthropist	Chess-in-the-Schools, Chairman Emeritus
1961		Metropolitan Museum of Art, Honorary Trustee
Municipal Arts Society, Trustee
Museum of Modern Art, Vice Chairman, International Council
and Honorary Trustee
Neurosciences Research Foundation, Vice Chairman, Board
of Trustees
The New York Botanical Garden, Senior Vice Chairman,
Board of Managers
The New York Public Library, Trustee

Gerald M. Edelman (80)	Member, Professor and Chairman of the	Neurosciences Institute of the Neurosciences Research
1976	Department of Neurobiology	Foundation, Director and President
	The Scripps Research Institute	NGN Capital, Chairman, Advisory Board
Promosome, LLC, Chairman, Scientific Advisory Board

John D. Gordan, III (64)	Partner
1986	Morgan, Lewis & Bockius LLP
(lawyers)

Betsy F. Gotbaum (71)	New York City’s Public Advocate
2010	(January 2002-December 2009)

Sidney R. Knafel (79)	Lead Independent Director since April 2009	IGENE Biotechnology, Inc., Director
1994	Managing Partner	Insight Communications Company, Inc., Chairman,
	SRK Management Company	Board of Directors
	(private investment company)	VirtualScopics, Inc., Director
Vocollect, Inc., Director

Daniel M. Neidich (60)	Chief Executive Officer	Capmark, Director
2007	Dune Real Estate Partners	Prep for Prep, Director
Real Estate Roundtable, Chairman Elect
	Founding Partner and Co-Chief	Urban Land Institute, Trustee
Executive Officer
Dune Capital Management LP
(March 2005-December 2009)

D. Ellen Shuman (54)	Vice President and	Bowdoin College, Trustee
2004	Chief Investment Officer	Edna McConnell Clark Foundation, Investment Advisor
Carnegie Corporation of New York

Raymond S. Troubh (83)	Financial Consultant	Diamond Offshore Drilling, Inc., Director
1989		Gentiva Health Services, Inc., Director
Wendy’s/Arby’s Group, Inc., Director

INTERESTED DIRECTOR
Spencer Davidson (67)	Chairman of the Board	Medicis Pharmaceutical Corporation, Director
1995	President and Chief Executive Officer	Neurosciences Research Foundation, Trustee
General American Investors
Company, Inc.

All Directors serve for a term of one year and are elected by Stockholders at the time of the annual meeting on the second Wednesday in April. The address for each Director is the Company’s office.

ITEM 2. CODE OF ETHICS.

On July 9, 2003, the Board of Directors adopted a code of ethics that applies to registrant's principal executive and senior financial officers. The code of ethics is available on registrant's Internet website at
http://www.generalamericaninvestors.com/corporateinfo.html. Since the code of ethics was adopted there have been no amendments to the code nor have there been granted any waivers from any provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that none of the members of registrant's audit committee meets the definition of "audit committee financial expert" as the term has been defined by the U.S. Securities and Exchange Commission (the
"Commission"). In addition, the Board of Directors has determined that the members of the audit committee have sufficient financial expertise and experience to perform the duties and responsibilities of the audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES The aggregate fees paid and accrued by the registrant for professional services rendered by its independent auditors, Ernst & Young LLP, for the audit of the registrant's annual financial statements and the review of the registrant's semi-annual financial statements for 2009 and 2008 were $101,250 and $98,300, respectively.

(b) AUDIT RELATED FEES The aggregate fees paid or accrued by the registrant for audit-related professional services rendered by Ernst & Young LLP for 2009 and
2008 were $32,000 and $31,100, respectively. Such services and related fees for
2009 and 2008 included: performance of agreed upon procedures relating to the preferred stock basic maintenance reports ($8,000 and $7,900, respectively), review of quarterly employee security transactions and issuance of report thereon ($18,850 and $18,300, respectively) and other audit-related services
($ 5,050 and $4,900, respectively).

(c) TAX FEES The aggregate fees paid or accrued by the registrant for professional services rendered by Ernst & Young LLP for the review of the registrant's federal, state and city income tax returns and excise tax calculations for 2009 and 2008 were $16,900 and $16,400, respectively.

(d) ALL OTHER FEES No such fees were billed to the registrant by Ernst & Young
LLP for 2009 or 2008.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY All services to be performed for the
registrant by Ernst & Young LLP must be pre-approved by the audit committee. All services performed during 2009 and 2008 were pre-approved by the committee.

   (2) Not applicable.

(f) Not applicable.

(g) The aggregate fees paid or accrued by the registrant for non-audit professional services rendered by Ernst & Young LLP to the registrant for 2009 and 2008 were $48,900 and $47,500, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange
Act of 1934. The members of the audit committee are: D. Ellen
Shuman, chairman, Arthur G. Altschul, Jr., Rodney B. Berens, Lewis B. Cullman, and
John D. Gordan, III.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

                           General American Investors Company, Inc.

                    PROXY VOTING POLICIES AND PROCEDURES

General American Investors Company, Inc. (the "Company") is uniquely structured as an internally managed closed-end investment company. Our research efforts, including the receipt and analysis of proxy material, are focused on the securities in the Company's portfolio, as well as alternative investment opportunities. We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

Our investment approach stresses fundamental security analysis, which includes an evaluation of the integrity, as well as the effectiveness of management personnel. In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management's positions are consistent with its integrity and the long-term interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

Proposals that may have an impact on the rights or privileges of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

Proposals relating to corporate governance matters are reviewed on a case-by-case basis. When they involve changes in the state of incorporation, mergers or other restructuring, we would, if necessary, complete our review of the rationale for the proposal by contacting company representatives and, with few exceptions, vote in favor of management's recommendations. Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic. They would be considered in light of our assessment of the capability of current management, the duration of the proposal, the negative impact it might have on the attractiveness of the company to future "investors," among other factors. We can envision circumstances under which we would vote against an anti-takeover provision.

Generally, we would vote with management on proposals relating to changes to the company's capital structure, including increases and decreases of capital and issuances of preferred stock; however, we would review the facts and circumstances associated with each proposal before finalizing our decision.

Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel.
We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as over reaching on the part of management or having the potential for excessive dilution when we would vote against the proposal.

Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large. We have observed that most stockholder proposals relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material provides a well-considered response demonstrating an appropriate and responsible action or position. Accordingly, we generally support management recommendations on these types of proposals; however, we would consider each proposal on a case-by-case basis.

We take voting proxies of securities held in our portfolio very seriously.

As indicated above, it is an integral part of the analytical process at General
American Investors. Each proposal and any competing interests are reviewed carefully on a case-by-case basis. Generally, we support and vote in accordance with the recommendations of management; however, the overriding basis for the votes we cast is the best long-term interests of the Company.

Date: July 9, 2003

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

As of December 31, 2009 and the date of this filing, Mr. Spencer Davidson,
Chairman, President and Chief Executive Officer, serves as the Portfolio Manager of the registrant and is responsible for its day-to-day management. He has served in this capacity since 1995. Mr. Davidson does not provide such services for any other registered investment companies, pooled investment vehicles, or other accounts. For performing such responsibilities, Mr. Davidson receives cash compensation in the form of a fixed salary and an annual performance bonus. The annual performance bonus is principally based upon the absolute performance of the registrant and its relative performance to a closed-end management investment company peer group (comprised of core equity funds) and the S&P 500
Index. Performance is evaluated in December by the Compensation Committee of the
Board of Directors (the members of which are independent and consult with the full Board of Directors), based upon the registrant's net asset value return and total investment return during the twelve months ended October 31. Additional consideration is given to performance during the subsequent intervening period and to market compensation data provided by a noted industry compensation consulting firm. Mr. Davidson beneficially owns in excess of $1 million of the registrant's outstanding equity securities.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. (a) General American Investors Company, Inc. Common Stock (GAM)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2009	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
07/01-07/31	12,943	19.2283	12,943	537,610
08/01-08/31	30,958	21.7777	30,958	506,652
09/01-09/30	245,059	23.4236	245,059	261,593
10/01-10/31	237,253	23.8849	237,253	24,340
11/01-11/30	114,114	23.3439	114,114	710,226
12/01-12/31	196,611	23.1895	196,611	513,615
Total for year	836,938		836,938

Note- On November 4, 2009, the Board of Directors and the registrant announced the repurchase of an additional 800,000 of the registrant's common stock when the shares are trading at a discount from the underlying net asset value of at least
8%. This represents a continuation of the repurchase program which began in March 1995.
As of the beginning of the period, July 1, 2009, there were 550,553 shares available for repurchase under such authorization. As of the end of the period, December 31, 2009 , there were 513,615 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2009	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
07/01-07/31	18,450	23.9196	18,450	604,687
08/01-08/31	-		-	604,687
09/01-09/30	-		-	604,687
10/01-10/31	-		-	604,687
11/01-11/30	-		-	604,687
12/01-12/31	-		-	604,687
Total for year	18,450		18,450

Note- The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are trading at a prices not in excess of $25.00 per share. This represents a repurchase program which began on
December 10, 2008. As of the beginning of the period, July 1, 2009, there were 623,137 shares available for repurchase under such authorization. As of the end of the period, Devember 31, 2009, there were 604,687 shares available for repurchase under this program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommmend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated February 20, 2009.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of December 31, 2009, an evaluation was performed under the supervision and with the participation of the officers of General American Investors
Company, Inc. (the "Registrant"), including the principal executive officer
("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of
December 31, 2009, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR and on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment
Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) As indicated in Item 2., the code of ethics is posted on the registrant's
          Internet website.

(a)(2) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company
          Act of 1940 are attached hereto as Exhibit 99 CERT.

(a)(3) There were no written solicitations to purchase securities under the Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b)   The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(b) under the Investment Company
        Act of 1940 are attached hereto as Exhibit 99.906 CERT.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By:      /s/Eugene S. Stark
           Eugene S. Stark
           Vice-President, Administration

           Date: February 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/Spencer Davidson
           Spencer Davidson
           Chairman, President and Chief Executive Officer
           (Principal Executive Officer)

           Date: February 5, 2010

By:      /s/Eugene S. Stark
           Eugene S. Stark
           Vice-President, Administration
           (Principal Financial Officer)

Date: February 5, 2010